UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2005
                               (October 26, 2005)


                                  Symbion, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                   000-50574                  62-1625480
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)             File Number)           Identification Number)


                      40 Burton Hills Boulevard, Suite 500
                           Nashville, Tennessee 37215
               (Address of principal executive offices) (Zip Code)

                                 (615) 234-5900
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

              On October 26, 2005, Symbion, Inc. issued a press release announcing its results for the third quarter and nine months ended September 30, 2005, including revised guidance for full year 2005 and issuing guidance for full year 2006. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01     Financial Statements and Exhibits.

              (c) Exhibits

                  99  Press Release dated October 26, 2005.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SYMBION, INC.



Date:  October 26, 2005             By:  /s/ Kenneth C. Mitchell
                                       -----------------------------------------
                                             Kenneth C. Mitchell
                                             Chief Financial Officer and
                                                Senior Vice President of Finance

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibits
------          -----------------------

  99            Press release dated October 26, 2005.